Prudential's Gibraltar Fund, Inc.                SEMIANNUAL REPORT June 30, 2001

PRUDENTIAL'S FINANCIAL SECURITY PROGRAM

Build
    on the Rock

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
IFS-200108-A051732                                   [LOGO] Prudential Financial

Build on the Rock

TABLE OF CONTENTS
Letter to Planholders                   1
Market Commentary                       2
Prudential's Gibraltar Fund, Inc.       4


FINANCIAL REPORTS
Financial Statements                   A1
Schedule of Investments                B1
Notes to Financial Statements          C1
Financial Highlights                   D1

Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.



This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both The Prudential Series Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Prudential's Gibraltar Fund, Inc.                Semiannual Report June 30, 2001
    Letter to Planholders

[PHOTO]

President
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

DEAR PLANHOLDER:

This Semiannual report reviews the performance of Prudential's Gibraltar Fund, Inc.

A VOLATILE FIRST HALF OF THE YEAR

The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING

While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
President,
Prudential's Gibraltar Fund, Inc.                                 July 31, 2001

Prudential's Gibraltar Fund, Inc.                Semiannual Report June 30, 2001
    Equity Commentary


SHARE PRICES FELL HARD, THEN DRIFTED UPWARD

Disappointing profit reports and declining forecasts drove a broad-based drop of stock prices in the first quarter of 2001, and a second-quarter upward drift did not make up the lost ground. Technology companies, particularly communications equipment manufacturers, led the decline. Amid growing suspicion that the world's long-range network of fiberoptic cables already had more than enough capacity for the immediate future, three large fiber optics firms--Nortel Networks, JDS Uniphase, and Corning--were among the worst performers in the S&P 500 Composite Stock Price Index (S&P 500 Index).

Despite increasing signs of a global economic slowdown, the S&P 500 sectors with positive returns for the first half of 2001 were cyclicals (sectors that tend to do well when economies are growing rapidly). Both consumer cyclicals and basic materials were recovering from the poor performance they posted in the last half of 2000, while railroad stocks boosted the transportation sector.

Global markets followed a somewhat similar sector pattern, with automobiles and components moderately positive, while healthcare, information technology (IT), and telecommunication services were strongly negative. The MSCI World Index fell 11.17% in U.S. dollars.

HOW THE SECTORS PERFORMED

Auto parts and equipment, toys, entertainment, and leisure time led the moderately strong return on consumer cyclicals. Consumer spending, including major purchases such as homes and automobiles, was the only segment of the economy to exhibit strong growth. Surprisingly in this declining market, J.C. Penney, Kmart, and Best Buy shares more than doubled, according to Bloomberg data. Their gains were, in part, a rebound from a steep drop in 2000 when consumer spending was slowing. The basic materials sector--an industrial cyclical--was pulled up by steel and aluminum.

Three sectors in the S&P 500 Index had double-digit declines. Utility shares fell as California energy prices became a political issue. Reliant Energy and Calpine--both affected by California's energy pricing conflict--were among the second quarter's worst performers. Drug companies pulled down healthcare. However, almost all of the healthcare sector's underperformance of the overall S&P 500 Index occurred when it lost ground to economically sensitive sectors after the Federal Reserve's January 3 interest rate cut. Natural gas, oil well equipment and services, and oil exploration and production were among the worst-performing industry groups as investors began to take a more sanguine view of energy supplies.

In the broader U.S. market, only the small-cap segment (the Russell 2000 Index, which excludes the 1,000 largest caps) was positive for the half-year, up 6.96%. Analysts are forecasting much smaller profit declines for small-cap companies than for large caps. The gain was focused in value stocks: the Russell 2000 Value Index rose 12.84%.

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions.

S&P 500 Index Sector Weightings
as of June 30, 2001

Technology                       19.3%
Financials                       18.0%
Consumer Staples                 12.9%
Healthcare                       12.5%
Capital Goods                     9.4%
Consumer Cyclicals                8.7%
Energy                            6.6%
Communication Services            5.6%
Utilities                         3.7%
Basic Materials                   2.6%
Transportation                    0.7%

Performance of U.S. Market Sectors
as of June 30, 2001

Six Months

Technology                      -15.6%
Financials                       -2.5%
Consumer Staples                 -3.1%
Healthcare                      -15.9%
Capital Goods                    -3.0%
Consumer Cyclicals                7.3%
Energy                           -3.2%
Communication Services           -2.7%
Utilities                       -12.4%
Basic Materials                   3.6%
Transportation                    2.9%

Source: Standard & Poor's as of June 30, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Prudential's Gibraltar Fund, Inc.                Semiannual Report June 30, 2001
    Bond Commentary


HIGH-GRADE CORPORATE BONDS

LED U.S. FIXED-INCOME MARKET IN FIRST HALF OF 2001
The U.S. fixed-income market turned in a mixed performance for the first half of 2001, based on Lehman Brothers indexes. As the Federal Reserve (the Fed) implemented its most aggressive round of short-term interest rate cuts in 19 years, prices of shorter-term bonds climbed, because they are affected most by the Fed's actions. Bond prices typically rise when short-term interest rates fall. Nevertheless, prices of longer-term U.S. Treasury and federal agency securities declined on the view that inflation will become a greater threat if the Fed's rate cuts boost economic growth in the United States.

The Fed eased monetary policy six times in as many months, leaving rates a total of 2.75 percentage points lower than when the year began. By lowering rates to reduce the borrowing costs of businesses and consumers, the Fed hoped to stimulate the lackluster U.S. economy.

The best-performing sector in the U.S. fixed-income market was investment-grade corporate bonds, which returned 5.38% for the six months, based on the Lehman Brothers U.S. Credit Index. Strong investor demand for investment-grade corporate bonds allowed companies to issue a record $325.6 billion of them during the first half of the year. A volatile stock market drove some investors to buy high-grade corporate bonds for their relative safety and stable income. Investors were also attracted to these bonds because they were a good buy compared to Treasuries. For example, the average "spread," or difference between the yields of 10-year A-rated bonds of financial companies and comparable Treasuries, was a considerable 220 basis points in early 2001. (A basis point is equal to one hundredth of a percentage point.) That "spread" shrank to approximately 170 basis points by late June, indicating that growing demand for the bonds of financial companies helped them to outperform Treasuries.

In fact, Treasuries underperformed all other sectors of the U.S. fixed-income market during the first six months of 2001, hurt by the poor performance of longer-dated Treasuries, based on the Lehman Brothers U.S. Treasury Index. In addition to the fear of rising inflation, many investors believed longer-dated Treasuries were too expensive, because their prices had rallied sharply in 2000. Investors were therefore reluctant to continue driving them dramatically higher in the first half of 2001.

On the other hand, prices of high-yield corporate bonds (commonly called junk bonds) soared early in 2001 after the Fed began to ease monetary policy. Junk bonds, however, erased much of their gains in June, due to the dismal performance of telecommunications bonds, which comprise the largest component of the high-yield sector. One of the latest developments to spook junk-bond investors was news that Nortel Networks expected to post a $19.2 billion second-quarter loss, cut 10,000 more jobs, and stop paying dividends on its common stock. If Nortel Networks, an investment-grade company, could experience such financial difficulties, investors feared that lower-rated telecom companies might be even more vulnerable.

Performance of Fixed-Income Market
Indexes as of June 30, 2001

Six Months

Emerging Markets                     6.43%
U.S.Corp. Investment Grade           5.38%
U.S. Corporate High Yield            3.93%
U.S. Mortgage- Backed Securities     3.78%
U.S. Aggregate Index                 3.62%
U.S. Municipals                      2.88%
U.S. Treasuries                      1.95%
Global (U.S. dollar) Index          -4.51%

Source: Lehman Brothers as of June 30, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Prudential's Gibraltar Fund, Inc.                Semiannual Report June 30, 2001
    Gibraltar Fund, Inc.


MANAGED BY

Jennison Associates LLC

"During this extremely volatile bear market, our historically successful investment philosophy and process of focusing on individual stock selection have not been to our near-term advantage. Longer term, we would expect this year's six Federal Reserve easings, coupled with favorable fiscal measures, will lead to an economic and stock market recovery. We believe the Fund's holdings are in strong, well-positioned companies with powerful competitive advantages and, as such, will disproportionately benefit from a market upswing relative to the overall stock market as a recovery begins to take shape."


PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------------
                                                Six
Average Annual Returns                         Month      1-Year       3-Year     5-Year     10-Year
Gibraltar Fund/1/                             -9.52%     -18.12%       12.26%     17.25%      16.92%
Lipper (VIP) Large-Cap Core Funds Avg./2/     -8.56%     -15.62%        2.86%     11.95%      12.98%
S&P 500 Index/3/                              -6.69%     -14.82%        3.89%     14.48%      15.09%
-----------------------------------------------------------------------------------------------------

Gibraltar Fund inception date: 3/14/68.

In a declining stock market, Prudential's Gibraltar Fund's -9.52% return was 96 basis points below the Lipper (VIP) Large-Cap Core Funds Average. The Fund avoided some large companies with very poor stock performance, such as Coca-Cola and Sun Microsystems, while its technology and media holdings were among its best performers. The Fund's negative return, like that of the overall market, reflected the sharp declines of telecommunications-related stocks and large drug company stocks.

PERFORMANCE REVIEW

As the S&P 500 Index fell under the impact of poor earnings reports, investors preferred companies with relatively predictable profits, including Microsoft and IBM, two of our technology holdings. Dell Computer, a company famous for excellent inventory management, had a strong gain in a market decline that is, in part, attributed to high technology inventory levels. Our media holdings--AOL Time Warner, Clear Channel Communications, Infinity Broadcasting, and Viacom--benefited from sustained consumer spending and relatively predictable cash flows.

The largest detractors from the Fund's return were almost all in one of two groups. The largest group was telecommunications services and related equipment. We think these industries will be among the last to recover from the current slowdown, but nonetheless have excellent long-term earnings prospects. Our holdings include industry leaders such as Nokia, Cisco Systems, JDS Uniphase, Vodafone Group, and Corning. The stocks are very inexpensive, and we think the best long-term strategy is to wait for their recovery.

The second group of large detractors was big drug companies: Bristol-Myers Squibb, Schering-Plough, Merck & Co. and Pharmacia. These are also attractively priced long-term growth stories.

                         $10,000 INVESTED OVER 10 YEARS

                                    [CHART]

$47,779 Gibraltar Fund/1/
$40,772 S&P 500 Index/3/
$35,559 Lipper (VIP) Large-Cap Core Funds Avg./2/

                                                       Lipper (VIP) Large-Cap
                 Gibraltar Fund/1/   S&P 500 Index/3/    Core Funds Avg./2/
June|1991               10,000            10,000               10,000
                        11,490            11,416               11,542
June|1992               11,484            11,339               11,284
                        13,510            12,284               12,407
June|1993               15,691            12,882               12,961
                        16,724            13,520               13,722
June|1994               16,343            13,062               13,143
                        16,502            13,697               13,607
June|1995               19,081            16,462               16,010
                        19,663            18,838               17,910
June|1996               21,559            20,739               19,573
                        24,997            23,161               21,596
June|1997               27,793            27,931               25,257
                        29,717            30,885               27,717
June|1998               33,770            36,359               31,940
                        37,412            39,718               34,082
June|1999               42,847            44,630               37,597
                        51,974            48,072               40,428
June|2000               58,369            47,867               40,845
                        52,807            43,697               37,828
June|2001               47,779            40,772               34,559


/1/ Past performance is not predictive of future performance. Fund performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2001

ASSETS
  Investments, at value (cost $345,832,050)....... $343,598,572
  Cash............................................          716
  Receivable for investments sold.................    2,461,266
  Interest and dividends receivable...............      264,298
                                                   ------------
   Total Assets...................................  346,324,852
                                                   ------------
LIABILITIES
  Payable for investments purchased...............    2,630,738
  Management fee payable..........................      114,932
  Accrued expenses and other liabilities..........       36,608
                                                   ------------
   Total Liabilities..............................    2,782,278
                                                   ------------
NET ASSETS........................................ $343,542,574
                                                   ============
  Net assets were comprised of:
   Common stock, at $1 par value..................   38,707,985
   Paid-in-capital, in excess of par..............  313,692,102
                                                   ------------
                                                    352,400,087

  Undistributed net investment income.............    1,815,356
  Accumulated net realized loss on investments....   (8,439,391)
  Net unrealized depreciation on investments......   (2,233,478)
                                                   ------------
  Net assets, June 30, 2001....................... $343,542,574
                                                   ============
  Net asset value and redemption price per share,
   38,707,985 outstanding shares of common stock
   (authorized 150,000,000 shares)................ $       8.88
                                                   ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2001

INVESTMENT INCOME
  Dividends (a)........................................ $  1,648,676
  Interest.............................................      374,711
                                                        ------------
                                                           2,023,387
                                                        ------------
EXPENSES
  Management fee.......................................      239,248
  Custodian's fees and expenses........................        7,438
                                                        ------------
   Total expenses......................................      246,686
  Less: custodian fee credit...........................       (1,958)
                                                        ------------
   Net expenses........................................      244,728
                                                        ------------
NET INVESTMENT INCOME..................................    1,778,659
                                                        ------------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS
  Net realized loss on investments.....................   (8,563,512)
  Net change in unrealized depreciation on investments.  (31,201,265)
                                                        ------------
NET LOSS ON INVESTMENTS................................  (39,764,777)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS............................................. $(37,986,118)
                                                        ============
  (a) Net of foreign witholding taxes of............... $     16,990

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                  Six Months Ended    Year Ended
                                                                                   June 30, 2001   December 31, 2000
                                                                                  ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..........................................................   $  1,778,659     $   2,620,784
  Net realized gain (loss) on investments........................................     (8,563,512)      145,275,987
  Net change in unrealized depreciation on investments...........................    (31,201,265)     (137,358,010)
                                                                                    ------------     -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................    (37,986,118)       10,538,761
                                                                                    ------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...........................................             --        (2,584,087)
  Distributions from net realized capital gains..................................             --      (164,042,293)
  Tax return of capital distributions............................................     (7,962,430)               --
                                                                                    ------------     -------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS..............................................     (7,962,430)     (166,626,380)
                                                                                    ------------     -------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.............................................................             --         6,675,500
  Capital stock issued in reinvestment of dividends and distributions............      1,371,590       159,971,679
  Capital stock repurchased......................................................    (35,342,644)      (38,386,835)
                                                                                    ------------     -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.    (33,971,054)      128,260,344
                                                                                    ------------     -------------
TOTAL DECREASE IN NET ASSETS.....................................................    (79,919,602)      (27,827,275)
NET ASSETS:
  Beginning of period............................................................    423,462,176       451,289,451
                                                                                    ------------     -------------
  End of period (b)..............................................................   $343,542,574     $ 423,462,176
                                                                                    ============     =============
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold....................................................................             --           701,945
  Shares issued in reinvestment of dividends and distributions...................        134,075        15,149,591
  Shares repurchased.............................................................     (3,808,635)       (2,275,302)
                                                                                    ------------     -------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING..................................     (3,674,560)       13,576,234
                                                                                    ============     =============
(b)  Includes undistributed net investment income of.............................   $  1,815,356     $      36,697
                                                                                    ------------     -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 97.0%                 Value
                                    Shares    (Note 1)
COMMON STOCKS                       ------- ------------
Advertising -- 3.1%
  Omnicom Group, Inc...............  45,800 $  3,938,800
  WPP Group PLC, ADR
   (United Kingdom)................ 133,315    6,699,079
                                            ------------
                                              10,637,879
                                            ------------
Aerospace/Defense -- 0.6%
  Northrop Grumman Corp............  27,400    2,194,740
                                            ------------
Banks and Savings & Loans -- 3.0%
  Bank One Corp.................... 111,500    3,991,700
  FleetBoston Financial Corp....... 162,400    6,406,680
                                            ------------
                                              10,398,380
                                            ------------
Computers -- 6.2%
  Cisco Systems, Inc.(a)........... 305,900    5,567,380
  Dell Computer Corp.(a)........... 224,400    5,868,060
  EMC Corp.(a)..................... 130,700    3,796,835
  International Business Machines
   Corp. (IBM).....................  54,200    6,124,600
                                            ------------
                                              21,356,875
                                            ------------
Computer Services -- 6.0%
  Microsoft Corp.(a)............... 207,200   15,125,600
  Oracle Corp.(a).................. 162,300    3,083,700
  VERITAS Software Corp.(a)........  37,000    2,461,610
                                            ------------
                                              20,670,910
                                            ------------
Containers -- 1.4%
  Pactiv Corp.(a).................. 365,300    4,895,020
                                            ------------
Diversified Operations -- 3.9%
  General Electric Co.............. 273,500   13,333,125
                                            ------------
Drugs & Medical Supplies -- 13.4%
  Abbott Laboratories.............. 122,000    5,857,220
  American Home Products Corp...... 181,400   10,601,016
  Baxter International, Inc........  53,700    2,631,300
  Bristol-Myers Squibb Co.......... 139,200    7,280,160
  Johnson & Johnson................  80,900    4,045,000
  Merck & Co., Inc.................  84,200    5,381,222
  Pfizer, Inc...................... 127,100    5,090,355
  Pharmacia Corp................... 112,359    5,162,896
                                            ------------
                                              46,049,169
                                            ------------
Electronics -- 6.9%
  Altera Corp.(a).................. 117,500    3,407,500
  Applied Materials, Inc.(a).......  50,200    2,464,820
  Intel Corp....................... 195,100    5,706,675
  LSI Logic Corp.(a)............... 149,700    2,814,360
  Solectron Corp.(a)...............  83,000    1,518,900
  Texas Instruments, Inc........... 251,600    7,925,400
                                            ------------
                                              23,837,655
                                            ------------
Financial Services -- 12.3%
  American Express Co.............. 139,700    5,420,360
  Citigroup, Inc................... 250,266   13,224,055
  Goldman Sachs Group, Inc.........  45,400    3,895,320
  Household International, Inc.....  70,100    4,675,670
  J.P. Morgan Chase & Co...........  56,300    2,510,980
  Morgan Stanley Dean Witter & Co..  38,500    2,472,855
  Providian Financial Corp......... 171,100   10,129,120
                                            ------------
                                              42,328,360
                                            ------------

                                                         Value
COMMON STOCKS                              Shares       (Note 1)
(Continued)                                -------    ------------
Food & Beverage -- 1.9%
  PepsiCo, Inc............................ 146,200    $  6,462,040
                                                      ------------
Gas Pipelines -- 1.2%
  Williams Cos., Inc...................... 121,100       3,990,245
                                                      ------------
Insurance -- 5.8%
  Allstate Corp........................... 143,700       6,321,363
  American International Group, Inc....... 112,090       9,639,740
  Hartford Financial Services Group, Inc..  55,400       3,789,360
                                                      ------------
                                                        19,750,463
                                                      ------------
Lodging/Hotels -- 1.6%
  Marriott International, Inc.
   (Class "A" Stock)......................  53,900       2,551,626
  Starwood Hotels & Resorts
   Worldwide, Inc.........................  77,900       2,904,112
                                                      ------------
                                                         5,455,738
                                                      ------------
Manufacturing -- 2.5%
  Minnesota Mining & Manufacturing
   Co. (3M)...............................  32,500       3,708,250
  Tyco International, Ltd.................  86,300       4,703,350
                                                      ------------
                                                         8,411,600
                                                      ------------
Media -- 6.1%
  AOL Time Warner, Inc.(a)................ 123,500       6,545,500
  Knight-Ridder, Inc......................  17,200       1,019,960
  New York Times Co. (Class "A" Stock)....  39,100       1,642,200
  Tribune Co..............................  16,100         644,161
  Viacom, Inc. (Class "B" Stock)(a)....... 216,066      11,181,415
                                                      ------------
                                                        21,033,236
                                                      ------------
Motorcycles -- 0.6%
  Harley-Davidson, Inc....................  42,600       2,005,608
                                                      ------------
Oil & Gas Drilling & Equipment -- 3.2%
  Baker Hughes, Inc....................... 111,700       3,741,950
  Halliburton Co.......................... 203,900       7,258,840
                                                      ------------
                                                        11,000,790
                                                      ------------
Oil & Gas Exploration & Production -- 5.1%
  Anadarko Petroleum Corp.................  61,600       3,328,248
  Burlington Resources, Inc............... 115,500       4,614,225
  Conoco, Inc. (Class "A" Stock).......... 218,000       6,147,600
  Noble Affiliates, Inc...................  98,500       3,481,975
                                                      ------------
                                                        17,572,048
                                                      ------------
Retail -- 6.4%
  BJ's Wholesale Club, Inc.(a)............  15,200         809,552
  Home Depot, Inc......................... 273,500      12,731,425
  Target Corp............................. 141,300       4,888,980
  Wal-Mart Stores, Inc....................  72,400       3,533,120
                                                      ------------
                                                        21,963,077
                                                      ------------
Semiconductor Equipment -- 1.1%
  KLA-Tencor Corp.(a).....................  32,700       1,911,969
  Novellus Systems, Inc.(a)...............  34,400       1,953,576
                                                      ------------
                                                         3,865,545
                                                      ------------
Telecommunications -- 2.3%
  Global Crossing, Ltd.(a)................ 328,200       2,835,648
  Vodafone Group PLC, ADR
   (United Kingdom)....................... 208,500       4,659,975
  Williams Communications Group, Inc.(a)..  98,549         290,720
                                                      ------------
                                                         7,786,343
                                                      ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                             Shares     (Note 1)
        (Continued)                              --------- ------------
        Telecommunications Equipment -- 2.4%
          JDS Uniphase Corp.(a)...............   140,900  $  1,761,250
          Nokia Oy ADR (Finland)..............   291,900     6,433,476
                                                 --------  ------------
                                                              8,194,726
                                                           ------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $335,427,050)...........................  333,193,572
                                                           ------------

                                                 Principal
                                         Moody's  Amount
        SHORT-TERM                       Rating    (000)
        INVESTMENT -- 3.0%               ------- ---------
        Commercial Paper
          American Express Credit Corp.,
           4.09%, 07/02/01
           (cost $10,405,000; Note 1)...   P1    $ 10,405    10,405,000
                                                           ------------
        TOTAL INVESTMENTS -- 100.0%
         (cost $345,832,050; Note 3)......................  343,598,572
        LIABILITIES IN EXCESS OF
         OTHER ASSETS.....................................      (55,998)
                                                           ------------
        NET ASSETS -- 100.0%.............................. $343,542,574
                                                           ============

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                Oy  Osakehio (Finnish Corporation)
                PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                                  (Unaudited)

General

       Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America ("Prudential") to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1: Accounting Policies

       The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

       Securities Valuation: NASDAQ National Market System equity securities and securities for which the primary market is an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or at the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Debt securities with maturities of more than 60 days are valued using an independent pricing service and debt securities with maturities of less than 60 days are valued at amortized cost. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under authority of the Fund's Board of Directors.

       Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions. It is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Custody Fee Credits: The Fund has a agreement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

       Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares. Some dividends may be paid in cash.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                      C1

Note 2: Management Fee and Other Transactions with Affiliates

       Management Fee: The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. The management fee, which is computed daily at an effective annual rate of 0.125% of the average daily net assets of the Fund, is payable monthly to PIFM as required under the management agreement.

       PIFM pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions including custodian fees.

       PIFM and Jennison are indirect, wholly owned subsidiaries of Prudential.

Note 3: Portfolio Securities

       Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001 aggregated $151,094,487 and $196,315,970, respectively.

       The federal income tax basis of the Fund's investments as of June 30, 2001 was $346,993,519 and, accordingly, net unrealized depreciation for federal income tax purposes was $3,394,947 (gross unrealized appreciation -- $27,413,417; gross unrealized depreciation -- $30,808,364).

                                      C2

Financial Highlights (Unaudited)

                                                                   Prudential's Gibraltar Fund, Inc.
                                                          ---------------------------------------------------
                                                          Six Months                 Year Ended
                                                            Ended                   December 31,
                                                           June 30,    --------------------------------------
                                                             2001       2000    1999    1998    1997    1996
                                                          ----------   ------  ------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $ 9.99     $15.67  $12.43  $10.95  $11.43  $10.14
                                                            ------     ------  ------  ------  ------  ------
Income From Investment Operations:
Net investment income....................................     0.05       0.09    0.10    0.12    0.22    0.16
Net realized and unrealized gains (losses) on investments    (0.97)      0.25    4.57    2.61    1.84    2.56
                                                            ------     ------  ------  ------  ------  ------
   Total from investment operations......................    (0.92)      0.34    4.67    2.73    2.06    2.72
                                                            ------     ------  ------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................       --      (0.09)  (0.09)  (0.12)  (0.21)  (0.15)
Distributions from net realized gains....................       --      (5.93)  (1.34)  (1.13)  (2.33)  (1.28)
Tax return of capital distributions......................    (0.19)        --      --      --      --      --
                                                            ------     ------  ------  ------  ------  ------
   Total distributions...................................    (0.19)     (6.02)  (1.43)  (1.25)  (2.54)  (1.43)
                                                            ------     ------  ------  ------  ------  ------
Net Asset Value, end of period...........................   $ 8.88     $ 9.99  $15.67  $12.43  $10.95  $11.43
                                                            ======     ======  ======  ======  ======  ======
Total Investment Return(a)...............................    (9.52)%     1.59%  38.92%  25.89%  18.88%  27.13%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $343.5     $423.5  $451.3  $362.5  $325.9  $301.3
Ratios to average net assets:
  Expenses...............................................     0.13%(b)   0.13%   0.13%   0.13%   0.15%   0.16%
  Net investment income..................................     0.93%(b)   0.57%   0.63%   0.96%   1.56%   1.38%
Portfolio turnover rate..................................       40%(c)    82 %    39 %   105 %   101 %    97 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.


Supplemental Proxy Information (Unaudited)

A meeting of the Fund's shareholders was held on January 10, 2001. The meeting was held for the following purposes:

(1) To approve a "manager of managers" structure for the Fund, under which the Fund may enter into and make changes to subadvisory agreements without shareholder approval.

(2) To approve a new management contract with PIFM.

(3) To approve a new subadvisory agreement between PIFM and Jennison.

The results of the proxy solicitation on the preceding matters were:

                                      Votes      Votes
                  Matter               For      Against  Abstentions
                  ------            ---------- --------- -----------
            (1) Manager of Managers 25,219,119 1,657,352  1,137,145
            (2) PIFM                25,898,367   986,073  1,129,176
            (3) PIFM and Jennison   25,681,638 1,039,772  1,292,206

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Prudential's Gibraltar Fund, Inc.                Semiannual Report June 30, 2001

Board of Directors

David R. Odenath, Jr.
President,
Prudential's Gibraltar Fund, Inc.

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of
Technology

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Joseph Weber, Ph.D.
Vice President,
Interclass (international corporate learning)

This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Additional information is contained in the prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts, and Prudential's Gibraltar Fund, Inc. These prospectuses contain specific information concerning sales charges and other material facts, and should be read carefully before you invest or send money.

Like most variable annuities, the products investing in Prudential's Gibraltar Fund contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For cost and complete details, refer to the prospectus or contact your licensed financial professional.

For service-related questions, please contact the Annuity Service Center at:

(888) 778-2888

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.


[LOGO] Prudential Financial                                       --------------
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P.O. Box 13467                                                      U.S.Postage
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                                                                  --------------







IFS-200108-A051732
FSP SAR
Ed. 6/30/2001